 EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

 OF APPLIED BIOSCIENCES CORP.

In connection with the accompanying Annual Report on Form 10-K of Applied BioSciences Corp. for the year ended March 31, 2019, the undersigned, Raymond W. Urbanski, President of Applied BioSciences Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended March 31, 2019, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended March 31, 2019, fairly presents, in all material respects, the financial condition and results of operations of Applied BioSciences Corp.

Date: July 1, 2019	By:	/s/ Raymond W. Urbanski
Raymond W. Urbanski M.D, Ph.D.
Secretary and Treasurer (principal executive officer, principal accounting officer and principal financial officer)